UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
                               FORM 8-K
                            CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 6, 1999

                      WHOLESALE AUTO RECEIVABLES CORPORATION
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               (Exact name of registrant as specified in its charter)


          Delaware                  33-50323           38-3082709
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(State or other jurisdiction of    Commission        (I.R.S. Employer
incorporation or organization)     File Number     Identification No.)


Corporate Trust Center
1209 Orange Street, Wilmington, DE             19801
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(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code 302-658-7851
                                                   ------------


Items 1-4.                        Not Applicable.

Item 5.               Other Events

                      On May 4, 1999 the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure. Wholesale Auto Receivables Corporation will issue $750,000,000 of Floating Rate Asset Backed Term Notes, Series 1999-A, $1,250,000,000 of Floating Rate Asset Backed Revolving Notes, Series 1999-RN1 and $185,800,000 of Floating Rate Asset Backed Certificates, Class 1999-A. Only the Series 1999-A Term Notes are being offered for sale. The Certificates will initially be held by Wholesale Auto Receivables Corporation. The series term sheet is attached hereto as Exhibit 99.
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Item 6.                         Not applicable.

Item 7.                         Exhibits.



Exhibit 99. The following is filed as an Exhibit to this Report under Exhibit 99.

                                           Series  Term Sheet dated May 4, 1999,
                                           with respect to the proposed issuance
                                           of the  Floating  Rate  Asset  Backed
                                           Notes,  Series 1999-A,  Floating Rate
                                           Asset Backed Revolving Notes,  Series
                                           1999-RN1 and the Floating  Rate Asset
                                           Backed Certificates,  Class 1999-A of
                                           Wholesale      Auto       Receivables
                                           Corporation 1999-A.


                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        WHOLESALE AUTO RECEIVABLES CORPORATION
                                        --------------------------------------
                                                      (Registrant)
                                        s/  William F. Muir
                                        -------------------
Dated:            May 6, 1999           William F. Muir, Chairman of the Board
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                                        s/  John D. Finnegan
                                        --------------------
Dated:            May 6, 1999           John D. Finnegan, President and Director
                -----------------

                                  EXHIBIT INDEX

Exhibit             Description                                         Page
-------             -----------                                         ----

99                  Series Term Sheet dated May 4, 1999